UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  January 19, 2021

WESTERN ALLIANCE BANCORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-32550	88-0365922
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One E. Washington Street, Phoenix, Arizona  85004
 (Address of principal executive offices)               (Zip Code)

(602) 389-3500
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 Par Value	WAL	New York Stock Exchange
6.25% Subordinated Debentures due 2056	WALA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01. OTHER EVENTS.

Change in Reportable Segments.

Western Alliance Bancorporation (together with its consolidated subsidiaries, referred to herein as “WAL”, or “the Company”) has made certain changes to its reportable segments effective October 1, 2020. This change is consistent with how WAL’s senior executive officers now evaluate operating performance, allocate resources, implement suitable risk oversight practices, and assess appropriateness of products and services offered to our clients.

Prior to the fourth quarter of 2020, the Company had the following reportable segments:
▪Four regional banking segments: Arizona, Nevada, Southern California, and Northern California
▪Five National Business Lines ("NBL") segments: Homeowner Associations ("HOA") Services, Hotel Franchise Finance ("HFF"), Public & Nonprofit Finance, Technology & Innovation, and Other NBLs
▪Corporate & Other

Beginning with the fourth quarter of 2020, the Company will provide financial results for the following three reportable segments:
▪Commercial
▪Consumer Related
▪Corporate & Other

The primary changes made were as follows:
The Commercial segment provides commercial banking and treasury management products and services to small and middle-market businesses, specialized banking services to sophisticated commercial institutions and investors within niche industries, as well as financial services to the real estate industry.

The Consumer Related segment provides commercial banking services to enterprises in consumer-related sectors as well as consumer banking activities, such as residential mortgage banking.

The Corporate & Other segment consists of the Company's investment portfolio, Corporate borrowings and other related items, income and expense items not allocated to our other reportable segments, and inter-segment eliminations.

These changes in reportable segments are effective beginning October 1, 2020 and have no impact on the Company’s historical consolidated financial position and results of operations. Prior period segment results have been restated to conform to the new reportable segments.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.
Prior period results are presented on a comparable basis in the following tables:

Western Alliance Bancorporation and Subsidiaries
Operating Segment Results
Unaudited

Balance Sheets:

	Commercial	Consumer Related	Corporate & Other	Consolidated Company
	(in millions)
At September 30, 2020:
Loans, net of deferred loan fees and costs	$19,590.3	$6,419.6	$4.1	$26,014.0
Allowance for credit losses	(296.4)	(14.1)	—	(310.5)
Deposits	19,888.6	8,035.6	919.2	28,843.4

At June 30, 2020:
Loans, net of deferred loan fees and costs	$19,329.4	$5,699.6	$0.4	$25,029.4
Allowance for credit losses	(292.8)	(17.6)	(0.1)	(310.5)
Deposits	19,220.8	6,962.4	1,361.4	27,544.6

At March 31, 2020:
Loans, net of deferred loan fees and costs	$18,108.1	$5,054.5	$3.6	$23,166.2
Allowance for credit losses	(208.7)	(26.6)	—	(235.3)
Deposits	17,546.1	6,510.1	774.5	24,830.7

At December 31, 2019:
Loans, net of deferred loan fees and costs	$16,767.3	$4,352.5	$3.5	$21,123.3
Allowance for credit losses	(134.2)	(33.6)	—	(167.8)
Deposits	17,067.6	4,644.7	1,084.2	22,796.5

Western Alliance Bancorporation and Subsidiaries
Operating Segment Results
Unaudited

Income Statements:

Quarterly Results

	Commercial	Consumer Related	Corporate & Other	Consolidated Company
	(in millions)
Three Months Ended September 30, 2020:
Net interest income	$245.5	$80.7	$(41.5)	$284.7
Provision for (recovery of) credit losses	20.1	(3.7)	(1.8)	14.6
Net interest income after provision for credit losses	225.4	84.4	(39.7)	270.1
Non-interest income	13.4	0.5	6.7	20.6
Non-interest expense	77.3	21.1	25.7	124.1
Income (loss) before income taxes	161.5	63.8	(58.7)	166.6
Income tax expense (benefit)	39.0	15.1	(23.3)	30.8
Net income	$122.5	$48.7	$(35.4)	$135.8

Three Months Ended June 30, 2020:
Net interest income	$254.9	$72.4	$(28.9)	$298.4
Provision for (recovery of) credit losses	97.9	(10.5)	4.6	92.0
Net interest income after provision for credit losses	157.0	82.9	(33.5)	206.4
Non-interest income	9.6	0.4	11.3	21.3
Non-interest expense	71.2	21.2	22.4	114.8
Income (loss) before income taxes	95.4	62.1	(44.6)	112.9
Income tax expense (benefit)	22.9	14.7	(18.0)	19.6
Net income	$72.5	$47.4	$(26.6)	$93.3

Three Months Ended March 31, 2020:
Net interest income	$228.5	$55.7	$(15.2)	$269.0
Provision for (recovery of) credit losses	47.9	3.0	0.3	51.2
Net interest income after provision for credit losses	180.6	52.7	(15.5)	217.8
Non-interest income	11.4	0.4	(6.7)	5.1
Non-interest expense	82.4	25.8	12.3	120.5
Income (loss) before income taxes	109.6	27.3	(34.5)	102.4
Income tax expense (benefit)	26.0	6.4	(13.9)	18.5
Net income	$83.6	$20.9	$(20.6)	$83.9

Three Months Ended December 31, 2019:
Net interest income	$225.8	$57.1	$(10.9)	$272.0
Provision for (recovery of) credit losses	3.4	0.6	—	4.0
Net interest income after provision for credit losses	222.4	56.5	(10.9)	268.0
Non-interest income	14.0	0.3	1.7	16.0
Non-interest expense	85.1	25.7	18.9	129.7
Income (loss) before income taxes	151.3	31.1	(28.1)	154.3
Income tax expense (benefit)	36.7	7.2	(17.7)	26.2
Net income	$114.6	$23.9	$(10.4)	$128.1

Western Alliance Bancorporation and Subsidiaries
Operating Segment Results
Unaudited

Year-to-Date Results

	Commercial	Consumer Related	Corporate & Other	Consolidated Company
	(in millions)
Nine Months Ended September 30, 2020:
Net interest income	$728.9	$208.8	$(85.6)	$852.1
Provision for (recovery of) credit losses	165.9	(11.2)	3.1	157.8
Net interest income after provision for credit losses	563.0	220.0	(88.7)	694.3
Non-interest income	34.4	1.3	11.3	47.0
Non-interest expense	230.9	68.1	60.4	359.4
Income (loss) before income taxes	366.5	153.2	(137.8)	381.9
Income tax expense (benefit)	87.9	36.2	(55.2)	68.9
Net income	$278.6	$117.0	$(82.6)	$313.0

Year Ended December 31, 2019:
Net interest income	$837.2	$209.0	$(5.8)	$1,040.4
Provision for (recovery of) credit losses	11.1	7.4	0.8	19.3
Net interest income after provision for credit losses	826.1	201.6	(6.6)	1,021.1
Non-interest income	50.4	1.4	13.3	65.1
Non-interest expense	320.6	96.7	64.7	482.0
Income (loss) before income taxes	555.9	106.3	(58.0)	604.2
Income tax expense (benefit)	134.7	24.8	(54.5)	105.0
Net income	$421.2	$81.5	$(3.5)	$499.2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTERN ALLIANCE BANCORPORATION
(Registrant)

/s/ Dale Gibbons

Dale Gibbons
Executive Vice President and
Chief Financial Officer

Date:	January 19, 2021